UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On February 10, 2025, HomeTrust Bancshares, Inc., (the "Company"), acting pursuant to authorization from its Board of Directors, notified the NASDAQ Stock Market LLC (“NASDAQ”) of its intention to voluntarily withdraw the listing of its common stock, par value $0.01 per share (the “Common Stock”), from NASDAQ and transfer the listing to the New York Stock Exchange LLC (the “NYSE”).
The Company expects the listing and trading of the Common Stock on NASDAQ to cease at the close of trading on February 21, 2025 and the listing and trading of the Common Stock on the NYSE to commence at market open on February 24, 2025. The Common Stock has been approved for listing on the NYSE, where it will trade under the symbol “HTB”.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 10, 2025, the Company's Board of Directors approved an amendment to the Company’s bylaws, which became effective immediately. The amendment affects the mandatory director retirement provision contained in Article II, Section 12 of the Company's bylaws.
Prior to the amendment, Article II, Section 12 generally prohibited a person who is 72 years of age or older from being elected, re-elected, appointed or re-appointed to the Board or from continuing to serve as a director beyond the annual meeting of stockholders of the Company immediately following the non-employee director’s attaining age 72 (such age being referred to below as the "Director Retirement Age" and such provision being referred to below as the "Director Retirement Provision," in each case under the Company's bylaws as in effect prior to the amendment). The Board had the discretion to exempt a director who was a director of the Company on June 30, 2016 and was between 72 and 74 years of age from the Director Retirement Provision until the next annual meeting of stockholders of the Company (the “Extension Option”).
Article II, Section 12 was amended to (i) change the Director Retirement Age to 75 and (ii) eliminate the Extension Option.
The foregoing description of the amendment is qualified in its entirety by reference to the text of the Company's amended and restated bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On February 11, 2025, the Company issued a press release regarding its intention to transfer the listing of the Common Stock from NASDAQ to the NYSE, attached hereto as Exhibit 99.1.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01  Financial Statements and Exhibits
(d)           Exhibits

3.1	Amended and Restated Bylaws of HomeTrust Bancshares, Inc.
99.1	Press release dated February 11, 2025
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: February 11, 2025	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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